UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2018

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated, or the Company, held on June 14, 2018, or the Annual Meeting, the Company’s stockholders elected eleven directors, each for a one-year term of office to serve until the Company’s 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	222,391,646	8,371,069	120,587	27,995,575
Ted R. Antenucci	229,364,051	1,389,477	129,774	27,995,575
Pamela M. Arway	228,174,643	2,592,348	116,311	27,995,575
Clarke H. Bailey	220,637,872	10,118,250	127,180	27,995,575
Kent P. Dauten	226,346,018	4,409,301	127,983	27,995,575
Paul F. Deninger	229,261,502	1,492,152	129,648	27,995,575
Per-Kristian Halvorsen	228,905,345	1,849,891	128,066	27,995,575
William L. Meaney	227,022,089	3,680,289	180,924	27,995,575
Wendy J. Murdock	222,255,915	8,509,619	117,768	27,995,575
Walter C. Rakowich	228,710,385	2,042,762	130,155	27,995,575
Alfred J. Verrecchia	228,636,156	2,111,914	135,232	27,995,575

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
223,162,456	7,293,285	427,561	27,995,575

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. This proposal received the following votes:

For	Against	Abstain
255,743,186	2,937,847	197,844

The results reported above are final voting results.

Item 8.01.                                        Other Events.

Committee Appointments

On June 14, 2018, upon recommendation from the Company’s Nominating and Governance Committee, or the Nominating and Governance Committee, the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective June 14, 2018:

Audit Committee
Walter C. Rakowich, Chair
Jennifer Allerton
Ted R. Antenucci
Kent P. Dauten

Compensation Committee
Pamela M. Arway, Chair
Paul F. Deninger
Per-Kristian Halvorsen
Wendy J. Murdock

Nominating and Governance Committee
Alfred J. Verrecchia, Chair
Pamela M. Arway
Clarke H. Bailey
Kent P. Dauten
Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which is required by the rules of the New York Stock Exchange. On June 14, 2018, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective June 14, 2018:

Finance Committee
Kent P. Dauten, Chair
Ted R. Antenucci
Paul F. Deninger
Wendy J. Murdock

Risk and Safety Committee
Clarke H. Bailey, Chair
Jennifer Allerton
Per-Kristian Halvorsen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

	By:	/s/ Stuart B. Brown
	Name:	Stuart B. Brown
	Title:	Executive Vice President and Chief Financial Officer

Date: June 19, 2018